OPPENHEIMER ETF TRUST

OPPENHEIMER ULTRA DIVIDEND REVENUE ETF

Supplement dated June 4, 2018 to the
Summary Prospectus dated October 27, 2017

This supplement amends the Summary Prospectus of the above referenced fund (the “Fund”), a series of Oppenheimer ETF Trust, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Summary Prospectus.

1.	The name of the Fund is changed to Oppenheimer S&P Ultra Dividend Revenue ETF.

2.	The name of the Fund’s Underlying Index is changed from OFI Revenue Weighted Ultra Dividend Index™ to S&P 900 Dividend Revenue-Weighted Index.

3.	The section titled “Investment Objective” is deleted in its entirety and replaced with the following:

Oppenheimer S&P Ultra Dividend Revenue ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the S&P 900 Dividend Revenue-Weighted Index (the “Underlying Index”).

4.	The second paragraph in the section titled “Principal Investment Strategies” is deleted in its entirety and replaced with the following, pursuant to which the Underlying Index will be reconstituted and rebalanced at its next quarterly reconstitution and rebalance date::

The Underlying Index is constructed using a rules-based methodology that starts with the S&P 900® Index (the “Parent Index”) and (1) excludes the top 5% of securities by dividend yield, (2) excludes the top 5% of securities within each sector by dividend payout ratio, (3) selects the top sixty securities by dividend yield and (4) re-weights those securities according to the revenue earned by the companies, subject to a maximum 5% per company weighting. The Underlying Index is reconstituted and rebalanced quarterly according to dividend yields and revenue weightings. The Underlying Index thus contains a subset of the securities in the Parent Index, in different proportions. The Underlying Index is expected to contain between 55 and 65 securities, but this number may change.

5.	The sixth paragraph in the section titled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Underlying Index is a product of S&P Dow Jones Indices (the “Index Provider“), which is unaffiliated with the Fund and the investment adviser, and has been licensed for use by the Fund’s investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

6.	The section titled “Principal Risks—Utilities Industry Risk” is deleted in its entirety and replaced by the following:

Utilities Sector Risk The utilities sector includes companies such as electric, gas and water firms and integrated providers. Companies in this sector are subject to significant government regulation and oversight. They may be adversely affected by increases in fuel and operating costs, rising costs of financing capital construction, changes in exchange rates, domestic and international competition, and the cost of complying with regulations, among other factors. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

7.	The following is added under the section titled “Principal Risks”:

Real Estate Sector Risk The real estate sector includes companies involved in commercial, residential and industrial real estate and includes shares of real estate investment trusts (REITs), real estate operating companies (REOCs) and other real estate related securities. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company’s securities may also drop because of dividend reductions, lowered credit ratings, poor company management, or other factors that affect companies in general.

Healthcare Sector Risk The healthcare sector includes companies relating to medical and healthcare goods and services, such as companies engaged in manufacturing medical equipment, supplies and pharmaceuticals, as well as operating healthcare facilities and the provision of managed healthcare. Companies in this sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Information Technology Sector Risk The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments, and semiconductors and semiconductor equipment manufacturers. Information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, information technology companies face rapid technological development and frequent new product introduction by competitors. Information technology companies typically rely on patents and intellectual property rights.

8.	The first paragraph of the section titled “The Fund’s Past Performance” is deleted in its entirety and replaced with the following:

The Fund’s Past Performance. The performance information that follows shows the Fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance and the Underlying Index, which the Fund seeks to track. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information includes periods during which the methodology employed to construct the Underlying Index was different from the methodology that is currently followed by the Fund and described in the prospectus. During those periods, performance would have been different than if the current methodology had been used to construct the Underlying Index. Updated performance for the Fund is available at https://www.oppenheimerfunds.com.

 You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.

June 4, 2018	PS2475.008